Letter of Intent

Acquisition of 5-Stars Hotel Project in Shanghang

上杭五星级酒店收购意向书

We, Xiamen Heyu Hotel Management Limited, a wholly-owned subsidiary of Heyu Leisure Holidays Corporation (CIK#: 0001586573) **HEREBY INTEND TO ACQUIRE A 5-stars hotel as follow:**

我司，厦门和宁酒店管理有限公司，作为和宇休闲假期企业（上市代码：0001586573）旗下全资子公司有意收购贵企业以下的五星级酒店：

Location:

Shanghang County, Longyan City, Fujian Province

地理位置：
福建省上杭

Target Price:

subject to further negotiation

目标收购价：
根据后续谈判结果确定具体金额

No. of Rooms:
Estimated 250-300 rooms

房间数量：
预计 250-300 个房间

Facilities:
设施：
Western/Chinese restaurant, indoor swimming pool, KTV room, ballroom, meeting room, business center and etc.
中西餐厅、室内游泳池、KTV 包厢、宴会厅、会议室、商务中心等。

The acquisition price will be based on the hotel building/construction cost or on the discount over the valuation of hotel. Accordingly, which is subject to the negotiation of both parties.
具体收购价格将以酒店建造/施工成本或酒店评估价之打折价为双方商议价基准。

Further to above, we are also intend to takeover the movie theatre "on rent and buy business". The tenancy details will be further discussed after the completion of hotel acquisition.
除上述收购内容，我方亦有意以"租赁转收购的方式"接管电影院。租赁详细事宜将于酒店收购完成后另议。

We look forward to receive your acceptance and acknowledgement.
期待贵方接受并确认！

厦门和宇酒店管理有限公司
2014/12/10

Acknowledgement Form
函件签收确认

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